Exhibit 99.1

TuHURA Biosciences, Inc. and Kineta, Inc. Stockholders Approve Proposed Merger and All Related Proposals

TAMPA, Fla., and Seattle, Wash., June 23, 2025 — TuHURA Biosciences, Inc. (NASDAQ:HURA) (“TuHURA” or the “Company”), a Phase 3 immune-oncology company developing novel technologies to overcome resistance to cancer immunotherapy, today announced with Kineta, Inc. (OTC Pink:KANT) (“Kineta”), a clinical-stage biotechnology company focused on the development of novel immunotherapies in oncology that address cancer immune resistance, that TuHURA stockholders approved all of the proposals set forth at the Company’s Special Meeting of Stockholders held today, June 23, 2025 (the “TuHURA Special Meeting”). The proposals included an increase of the Company’s authorized shares to 200 million shares and a proposal to reincorporate the Company in Delaware.

Additionally, Kineta stockholders approved the proposed merger (the “Merger”) with TuHURA at Kineta’s Special Meeting of Stockholders held today, June 23, 2025 (the “Kineta Special Meeting”). The parties anticipate that the Merger will close as soon as possible following the satisfaction or waiver of any remaining closing conditions.

The final voting results of the TuHURA Special Meeting and the Kineta Special Meeting will be reported in Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission.

About TuHURA Biosciences, Inc.

TuHURA Biosciences, Inc. (Nasdaq: HURA) is a Phase 3 immuno-oncology company developing novel technologies to overcome primary and acquired resistance to cancer immunotherapy, two of the most common reasons cancer immunotherapies fail to work or stop working in the majority of patients with cancer.

TuHURA’s lead innate immune agonist, IFx-2.0, is designed to overcome primary resistance to checkpoint inhibitors. TuHURA is preparing to initiate a single randomized placebo-controlled Phase 3 registration trial of IFx-2.0 administered as an adjunctive therapy to Keytruda® (pembrolizumab) compared to Keytruda® plus placebo in first-line treatment for advanced or metastatic Merkel Cell Carcinoma.

In addition to its innate immune agonist product candidates, TuHURA is leveraging its Delta Opioid Receptor technology to develop first-in-class, bi-specific antibody drug conjugates and antibody peptide conjugates targeting Myeloid Derived Suppressor Cells to inhibit their immune-suppressing effects on the tumor microenvironment to prevent T cell exhaustion and acquired resistance to checkpoint inhibitors and cellular therapies.

For more information, please visit www.tuhurabio.com and connect with TuHURA on Facebook, X, and LinkedIn.

About Kineta

Kineta, Inc. (OTC Pink: KANT) is a clinical-stage biotechnology company with a mission to develop next-generation immunotherapies that transform patients’ lives. Kineta has leveraged its expertise in innate immunity and is focused on discovering and developing potentially differentiated immunotherapies that address the major challenges with current cancer therapy. Kineta’s immuno-oncology pipeline includes KVA12123, a novel VISTA blocking immunotherapy currently in a Phase 1/2 clinical trial in patients with advanced solid tumors, and a preclinical monoclonal antibody targeting CD27. For more information on Kineta, please visit www.kinetabio.com.

Through the combination of unique epitope binding and an optimized IgG1 Fc region, KVA12123 has demonstrated strong tumor growth inhibition as both a monotherapy and in combination with other checkpoint inhibitors in preclinical models. KVA12123 provides a novel approach to address immune suppression in the TME with a mechanism of action that is differentiated and complementary with T cell focused therapies. KVA12123 may be an effective immunotherapy for many types of cancer including non-small cell lung carcinoma (NSCLC), colorectal, renal cell carcinoma, head and neck, and ovarian cancer.

In February 2024, Kineta announced a significant corporate restructuring to substantially reduce expenses and preserve cash. The restructuring included a significant workforce reduction and the suspension of enrollment of new patients in its ongoing VISTA-101 Phase 1/2 clinical trial evaluating KVA12123 in patients with advanced solid tumors. At that time, Kineta also announced that it was exploring strategic alternatives to maximize stockholder value.

IMPORTANT ADDITIONAL INFORMATION REGARDING PROPOSED MERGER WITH KINETA

In connection with the Merger, TuHURA filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, dated February 7, 2025 (the “Registration Statement”), which was declared effective on May 14, 2025 and which contains a joint proxy statement of Kineta and TuHURA and a prospectus of TuHURA (the “Joint Proxy Statement/Prospectus”), and TuHURA and Kineta may file with the SEC other relevant documents regarding the Merger. Investors and securityholders of TuHURA and Kineta are urged to read the Joint Proxy Statement/Prospectus and such other materials carefully because they contain important information about TuHURA, Kineta and the Merger. This press release is not a substitute for the definitive Joint Proxy Statement/Prospectus or any other documents that TuHURA may file with the SEC or send to securityholders in connection with the Merger.

A definitive copy of the definitive Joint Proxy Statement/Prospectus was mailed to Kineta and TuHURA stockholders beginning May 23, 2025. Investors and stockholders may obtain free copies of the documents filed or that will be filed with the SEC by TuHURA through the website maintained by the SEC at www.sec.gov. The documents filed by TuHURA with the SEC may also be obtained free of charge at TuHURA’s website at www.tuhurabio.com or upon written request to: TuHURA, 10500 University Drive, Suite 110, Tampa, Florida 33612.

NO OFFER OR SOLICITIATION

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy the securities of TuHURA or Kineta, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 27A of the Securities Act, Section 21E of the Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, without limitation, (i) the risk that the conditions to the closing of the Merger are not satisfied; (ii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iii) uncertainties as to the timing of the consummation of the Merger and the ability of each of TuHURA and Kineta to consummate the Merger; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Merger; (v) unexpected costs, charges or expenses resulting from the Merger; (vi) competitive responses to the Merger; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (viii) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (ix) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (x) risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; and (xi) other risks and uncertainties described in detail in TuHURA’s and Kineta’s respective registration statements, reports and other filings with the SEC, which are available on TuHURA’s and Kineta’s respective websites, and at www.sec.gov.

The forward-looking statements and other information contained in this press release are made as of the date hereof, and TuHURA and Kineta do not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws. Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy any securities.

Investor Contact:

Monique Kosse
Gilmartin Group
Monique@GilmartinIR.com